AMENDMENT

This 13th day of March, 1998, Newport Steel Corporation
("Lessor") and L.B. Foster Company ("Lessee") agree as to amend the Lease Agreement originally dated as of October 12, 1994 (the
"Lease") in the manner set forth in Paragraph 1 below:

1. Section 2.1 of the Lease is hereby deleted and the following is inserted in lieu thereof:

    2.1  Initial Term    This Lease shall be for an initial term
(the "Initial Term") commencing on July 1, 1995 and ending on
January 1, 1999.

2. Except as expressly amended hereby, all provisions of the Lease shall remain in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

IN WITNESS THEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

SIGNED AND ACKNOWLEDGED                 LESSOR:
IN THE PRESENCE OF:
                                        NEWPORT STEEL CORPORATION

                                        By: /s/Ronald R. Noel
                                           ------------------
                                        Name:  Ronald R. Noel
                                             -----------------
                                        Title: President
                                              ----------------

                                        LESSEE:

                                        L.B. FOSTER COMPANY

/s/David L. Voltz                       By: /s/Lee B. Foster
-----------------                           ------------------
/s/Linda J. Moore                       Name:  Lee B. Foster
-----------------                            -----------------
                                        Title: President and CEO
                                             -------------------

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LESSOR'S ACKNOW,EDGEMENT:

COMMOMWEALTH OF KENTUCKY   )
                           )
COUNTY OF CAMPBELL         )    SS:

  The foregoing instrument was acknowledge before me this 16th day of March, 1998 by Ronald R. Noel, the President of Newport
Steel Corporation, a Kentucky corporation, on behalf of the corporation.

                                                 /s/Patricia Montgomery
                                                 -----------------------
                                                 Notary Public

LESSEE'S ACKNOWLEGEMENT:

STATE OF PENNSYLVANIA  )
                       )    SS:
COUNTY OF ALLEGHENY    )

    The foregoing instrument was acknowledge before me this 9th day of March, 1998 by Lee B. Foster II, the President of L.B.
Foster Company, a Delaware corporation, on behalf of the corporation.


                                               /s/Diane K. Close
                                               ----------------
                                               Notary Public